Insurance	12 Months Ended
Jun. 30, 2026
Insurance [Abstract]
Insurance

31. Insurance

The Company and its subsidiaries maintain (i) civil liability insurance for all employees working at the farms, (ii) insurance for machinery, (iii) life insurance for all the employees, as well as (iv) insurance for Directors and Officers (D&O) and for other Board members. The coverage amount is considered sufficient by management to cover risks over its assets and/or liabilities. The Company assessed the risk of farm buildings and facilities owned by the Group, as well as its inventories and biological assets, concluding that there is no need for other types of insurance due to low likelihood of risks.

The coverage at June 30, 2026 follows:

Insurance type	Coverage R$
Property	3,500
Civil liability (D&O)	55,000
Civil, professional and general liability	10,800
Machinery/Automobile	80,829
Surety	3,073
Fire/lightning/explosion/electrical damage	13,940
Rural multi-peril	134,983